Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

NextEra Energy Resources, LLC (the “Company”)
DCRBN Ventures, LLC (the “Responsible Party”)
RBC Capital Markets, LLC
(together, the “Specified Parties”)
Re: EverBright Solar Trust 2024-A – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “262.2 Date Tape 10.31.2023 v1.xlsx” provided by the Responsible Party on November 7, 2023, containing information on 11,980 retail installment contracts (the “Contracts”) as of October 31, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by EverBright Solar Trust 2024-A. The Responsible Party is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and dates were within $1.00, 0.1%, and 1 day, respectively.
•	The term “Cutoff Date” means October 31, 2023.
•
The term “Preliminary Data File” means an electronic data file entitled “Data_tape_9.6.23 (8.31.23 cutoff).xlsx” provided by the Company on September 6, 2023, containing information on 10,756 Contracts as of August 31, 2023.

•	The term “Beam System” means a loan origination platform used by the Company to record origination information for a number of Contracts.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Sources” means the following information provided by the Responsible Party:
–	For each Sample Contract (defined below), the following documents (as applicable): Retail Installment Contract, Servicing System Screenshots, Work Order, and Homeowner Installation Contract.
–	An electronic data file entitled “metadata-11-01-2023 11 50 01.csv” containing information on the Contracts originated on the Beam System as of the Cutoff Date (the “Beam Snapshot”).
–	An electronic data file entitled “259.1 STN-300_V2_data_20230911.xlsx” containing borrower FICO information on the Contracts not originated in the Beam System (“Non-Beam FICO Lookup”).
–
An electronic data file entitled “11.1.23 Contract FTP.xlsx” which the Company informed us was provided by its third-party subservicer listing information on the Contracts with solar panel systems that were in service as of the Cutoff Date (the “Subservicer Daily Snapshot”).

–
Electronic mail correspondence detailing the agreement between the Company and its third-party subservicer regarding manual updates to the “In-Service Date” for certain Sample Contracts (the “Email Correspondence”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Provided Information” means the Cutoff Date, Preliminary Data File, Sources, and Instructions.
The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We selected a sample of 250 contracts from the Preliminary Data File (each, a “Preliminary Sample Contract”). The Data File contained 239 of the Preliminary Sample Contracts. We randomly selected 11 additional contracts from the Data File (the “Additional Sample Contracts”). The Preliminary Sample Contracts and Additional Sample Contracts constituted 250 Contracts and are referred to herein as the “Sample Contracts.” There were 85 Sample Contracts with a “RIC ID” starting with the letter “B” which the Company informed us were originated in the Beam System (the “Beam Sample Contracts”). The remaining 165 Sample Contracts are referred to as the “Non-Beam Sample Contracts.”

B.
For each Sample Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
RIC Agreement Number	Retail Installment Contract
State	Retail Installment Contract, Homeowner Installation Contract
City	Retail Installment Contract, Homeowner Installation Contract
Zip Code	Retail Installment Contract, Homeowner Installation Contract

Attribute	Sources / Instructions
In-Service Date (either in the “In-Service Date (Proj)” or “In-Service Date” field of the Data File)
If the “In-Service Date (Proj)” field in the Data File is populated, as indicated by a Projected In-Service Date, recompute the Projected In-Service Date by adding three months to the “sc_approval_date” field in the Beam Snapshot (for Beam Sample Contracts) or to the installation completion date in the Servicing System Screenshots (for Non-Beam Sample Contracts).
For Sample Contract #163, which is a Non-Beam Sample Contract, for which the installation was not completed as of the Cut-off Date, recompute the Projected In-Service Date by adding three months to an estimated installation completion date, derived by adding four months to the contract commencement date in the Retail Installment Contract.
If the “In-Service Date” field in the Data File is populated, indicating the Actual In-Service Date, compare the Actual In-Service Date to the “inservice_date” field in the Beam Snapshot (for Beam Sample Contracts) or the in-service date in the Servicing System Screenshots (for Non-Beam Sample Contracts).
For Sample Contracts #178, #186, #193, and #198, which are Beam Sample Contracts, the Actual In-Service Date in the Data File did not agree to the Beam Snapshot. The Company informed us that a technical issue caused these Sample Contracts to be recorded after the solar panel systems went in service and that the Company agreed to record the in-service date in the system as the date they resolved the issue. We compared the Actual In-Service Date in the Data File for these Sample Contracts to the information in the Email Correspondence. These were not considered exceptions.

System Size	Retail Installment Contract, Work Order Do not perform this procedure on the Beam Sample Contracts.
Dealer	Retail Installment Contract, Work Order. Variations due to spelling, abbreviation, and truncation are not considered exceptions.
RIC Term	Retail Installment Contract
Original RIC Balance	Retail Installment Contract
Current RIC Balance
If In-Service Date is prior to the Cutoff Date, compare to Principal Balance in the Subservicer Daily Snapshot. If In-Service Date is on or after the Cutoff Date, compare to the Original RIC Balance in the Retail Installment Contract.

Attribute	Sources / Instructions
Current Interest Rate
Compare to the interest rate in the Retail Installment Contract corresponding to the ACH option indicated in the Retail Installment Contract (for Non-Beam Sample Contracts) or the Beam Snapshot (for Beam Sample Contracts).
If the borrower updated the ACH option from opt-out to opt-in after the contract commencement date but before the contract was sold to a third party or pledged in a financing arrangement, which was evidenced by a “TRUE” entry in the “UDF3” field of the Subservicer Daily Snapshot, compare to the interest rate in the Retail Installment Contract corresponding to the updated ACH option.

Monthly Payment Amount
Compare to the monthly payment amount in the Retail Installment Contract corresponding to the ACH option indicated in the Retail Installment Contract (for Non-Beam Sample Contracts) or the Beam Snapshot (for Beam Sample Contract).
If the borrower updated the ACH option from opt-out to opt-in after the contract commencement date but before the contract was sold to a third party or pledged in a financing arrangement, which was evidenced by a “TRUE” entry in the “UDF3” field of the Subservicer Daily Snapshot, compare to the monthly payment amount in the Retail Installment Contract corresponding to the updated ACH option.

First Due Date
Recompute by adding one month to the Projected In-Service Date (if listed in the Data File) or to the contract commencement date in the Retail Installment Contract (if the Actual In-Service Date is listed in the Data File).

Last Payment Date
Recompute by adding the RIC Term to the Projected In-Service Date (if listed in the Data File) or to the contract commencement date in the Retail Installment Contract (if the Actual In-Service Date is listed in the Data File). If the recomputed Last Payment Due Date did not agree with the Data File, compare to the “TermDate” field in the Subservicer Daily Snapshot.

ACH Flag
If the Actual In-Service Date is listed in the Data File and is before the Cut-off Date, compare to the Subservicer Daily Snapshot.
If (i) the Projected In-Service Date is listed in the Data File or (ii) the Actual In-Service Date is listed in the Data File and is equal to the Cut-off Date, compare to the Beam Snapshot (for Beam Sample Contracts) or Retail Installment Contract (for Non-Beam Sample Contracts).
For purposes of this procedure, an entry of “Y” in the Data File is considered to be in agreement with an entry of “0” in the Beam Snapshot, and an entry of “N” in the Data File is considered to be in agreement with an entry of “1” in the Beam Snapshot.

Attribute	Sources / Instructions
FICO Score	Beam Snapshot (for Beam Sample Contracts) or the highest FICO score from the most recent FICO search in the Non-Beam FICO Lookup (for Non-Beam Sample Contracts).
Estimated Reamortized Monthly Payment
Compare to the reamortized monthly payment in the Retail Installment Contract corresponding to the ACH option indicated in the Retail Installment Contract (for Non-Beam Sample Contracts) or the Beam Snapshot (for Beam Sample Contract).
If the borrower updated the ACH option from opt-out to opt-in after the contract commencement date but before the contract was sold to a third party or pledged in a financing arrangement, which was evidenced by a “TRUE” entry in the “UDF3” field of the Subservicer Daily Snapshot, compare to the reamortized monthly payment in the Retail Installment Contract corresponding to the updated ACH option.

Buy Down Percentage	Recompute by dividing the Buy Down Payment in the Retail Installment Contract by the Original RIC Balance.
Reamortization Date
Recompute by adding 18 months to the Projected In-Service Date (if listed in the Data File) or to the contract commencement date in the Retail Installment Contract (if the Actual In-Service Date is listed in the Data File).

Days Delinquent Bucket
Subservicer Daily Snapshot
Consider Days Delinquent Bucket to be “N/A” if (i) the Projected In-Service Date is listed in the Data File or (ii) the Actual In-Service Date is listed in the Data File and is equal to the Cut-off Date.

Panel Manufacturer	Homeowner installation contract, Work Order Do not to perform this procedure on the Beam Sample Contracts.
Inverter Manufacturer	Homeowner installation contract, Work Order Do not to perform this procedure on the Beam Sample Contracts.
Installation Approval Date	Servicing System Screenshots (for Non-Beam Sample Contracts) or Beam Snapshot (for Beam Sample Contracts).
We found such information to be in agreement except as listed in Exhibit B.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
January 19, 2024

Exhibit A
The Sample Contracts
Sample Contract #	RIC Agreement Number	Sample Contract #	RIC Agreement Number	Sample Contract #	RIC Agreement Number
1	05132c98	51	802d03d2	101	0817235c
2	5dc7d271	52	a66026ac	102	41800858
3	7e007012	53	cfd028d0	103	c0502f8b
4	fb90e556	54	234a4fed	104	d584a8af
5	8d79d200	55	81ee4c08	105	08e006a4
6	25b4235b	56	c641b774	106	aa6aae77
7	068a0b67	57	f85c3153	107	239b04e2
8	ece18544	58	52f9190d	108	c2a97f76
9	ee56ba4a	59	a04277a9	109	9cfc7037
10	fd793f70	60	49002ee4	110	632fd1fa
11	9146c3b4	61	0fd3c026	111	0c5206d3
12	1b1636e2	62	48864dec	112	9cc50099
13	1eea8b90	63	1479d0c2	113	dc21c4ad
14	3c54804a	64	e92a410e	114	16beb13f
15	ab1d70cc	65	3a232d99	115	8a2b3f10
16	58cdb202	66	6a0d8dde	116	427c8aeb
17	723d250e	67	fa3211cb	117	da8f2d46
18	85a9acd5	68	cace53ca	118	d89f1c9e
19	41b53670	69	73dff07c	119	9c469a60
20	a538efc9	70	30efae6c	120	17fbcda6
21	80799d12	71	c5fea096	121	1fcc42a1
22	6f55af91	72	e79a1332	122	a0d69018
23	88ba649c	73	dca2b766	123	45117bbc
24	a3250dff	74	9a8a3981	124	d067cc33
25	1c3e509e	75	54688447	125	d48a339d
26	687cce2f	76	ac8a6200	126	92d7cf5e
27	dd132143	77	1a4fc580	127	acdcc77f
28	494e8dc4	78	69db62d9	128	4b69bb77
29	1483fd98	79	81484ec2	129	4968b7c8
30	836d6794	80	5cf60784	130	5e34b687
31	b1cdc7a6	81	5efbe814	131	640ccf45
32	3de9a908	82	11a3e8ec	132	ddec3419
33	93453308	83	8cddd127	133	690e944c
34	96f328b7	84	87c52dce	134	8b1fc412
35	a515da7d	85	f19c7eef	135	dbcdccfc
36	161d391d	86	e14951df	136	c2189d05
37	0ee44475	87	6b704499	137	18c78e79
38	22d14331	88	acd96a76	138	633e0a96
39	37ccd3d5	89	9d1a9fc4	139	586d4a55
40	b6f2a4f6	90	f358dc33	140	91356706
41	f1c962de	91	68e7ddc3	141	4ec699e8
42	0b92334f	92	d98e7cb9	142	55fc2c0e
43	83b1e2ba	93	e75fa91f	143	9c403953
44	1483ec96	94	d2bedef1	144	46c777fb
45	3cc2914a	95	7fb0cdd1	145	b962e63e
46	ac9db4e7	96	d631def5	146	d9451565
47	623156b6	97	b114df08	147	350ca4fb
48	abcf76b1	98	dc770454	148	6c1c1d0b
49	050e4a22	99	67b39d8b	149	587fb9ba
50	d0dd8e37	100	3345d109	150	123dd0fc

A-1

Exhibit A (cont.)
The Sample Contracts
Sample Contract #	RIC Agreement Number	Sample Contract #	RIC Agreement Number
151	db514769	201	B108160
152	0aafab9e	202	B108339
153	68e840ce	203	B110246
154	46ab6f01	204	B110301
155	4ceb65a4	205	B111213
156	339a67a9	206	B111424
157	c8e38841	207	B111641
158	fb9f308c	208	B111662
159	1357bc98	209	B112532
160	5f95c2fb	210	B112551
161	a1dbe8d7	211	B112715
162	0f7e3c82	212	B112764
163	b4ddc701	213	B112756
164	B91416	214	B112823
165	B91972	215	B112893
166	B92043	216	B113788
167	B92396	217	B113871
168	B93278	218	B113927
169	B94648	219	B114002
170	B95232	220	B114018
171	B96634	221	B114043
172	B97769	222	B114116
173	B97888	223	B114137
174	B99601	224	B116924
175	B100089	225	B117166
176	B100035	226	B117226
177	B95935	227	B117190
178	B100206	228	B117857
179	B100464	229	B117858
180	B101288	230	B117939
181	B101246	231	B118010
182	B102240	232	B118630
183	B102615	233	B113935
184	B102627	234	B118698
185	B102639	235	B118592
186	B102705	236	B118818
187	B103487	237	B118839
188	B104804	238	B118937
189	B104912	239	B119577
190	B105106	240	B87838
191	B105257	241	B90637
192	B106064	242	B92064
193	B103654	243	B92160
194	B106543	244	2f22788f
195	B106671	245	859c6767
196	B106450	246	B91374
197	B106901	247	B92412
198	B107856	248	B94061
199	B108100	249	B95866
200	B108142	250	B96632

A-2

Exhibit B
Exceptions List

Sample Contract #	RIC Agreement Number	Attribute	Per Data File	Per Sources
183	B102615	Estimated Reamortized Monthly Payment	$125.95	$119.16
243	B92160	City	Ogden	West Haven

B-1